UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024 (September 16, 2024)

Talis Biomedical Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40047	46-3122255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 West Fulton Market Suite 700
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 433-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLIS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2024, the Company entered into an agreement (the “Lease Termination Agreement”) with Fulton Ogden Venture, LLC (the “Landlord”) to terminate the Company’s lease for its Chicago office located at 1375 West Fulton Market, Suite 700, Chicago, Illinois, 60707 (the “Original Lease Agreement”). In order to terminate the Original Lease Agreement, the Company paid the Landlord a total fee of $3,621,703.94, which included a termination fee equal to $3,404,526.80 and a prepayment of the rent and operating costs for the month of October 2024 of $217,177.14. As modified by the terms of the Lease Termination Agreement, the lease will expire on October 31, 2024.

As previously disclosed in the periodic reports that the Company files with the SEC, the Company is required to hold a letter of credit (“LOC”) in the amount of $766,528.00 to secure the Original Lease Agreement through its expiration. Upon expiration of the Original Lease Agreement on October 31, 2024, and if the Company is not then in default under the Original Lease Agreement, the Landlord shall return the letter of credit and any unused cash proceeds from a draw on the letter of credit to the Company within 10 business days after fulfillment by the Company of all its obligations under the Lease Termination Agreement.

The foregoing description of the Original Lease Agreement and the Lease Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Lease Agreement and the Lease Termination Agreement and the exhibits thereto, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Lease Termination Agreement dated September 16, 2024 entered into between Talis Biomedical Corporation and Fulton Ogden Venture, LLC.
10.2

Lease, dated January 20, 2021, by and between Talis Biomedical Corporation and Fulton Ogden Venture, LLC (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 333-252360), filed with the SEC on February 8, 2021).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talis Biomedical Corporation

Date:	September 17, 2024	By:	/s/ Robert J. Kelley
Robert J. Kelley Chief Executive Officer